Exhibit 99.3

First Choice Healthcare
Solutions, Inc.

Condensed Consolidated Pro
Forma Unaudited Financial
Statements

Year ended

December 31, 2014 & Three
Months Ended March 31, 2015

Table of Contents

Page

FINANCIAL STATEMENTS

Unaudited Condensed Consolidated Pro Forma Balance Sheets	2

Condensed Consolidated Pro Forma Unaudited Statement of Operations Three Months Ended March 31, 2015	3

Condensed Consolidated Pro Forma Unaudited Statement of Operations Year Ended December 31, 2014	4

Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements	5-8

FIRST CHOICE HEALTHCARE SOLUTIONS, INC

CONDENSED CONSOLIDATED PRO FORMA UNAUDITED BALANCE SHEET MARCH 31, 2015

	Balance Sheet	Balance Sheet
	First Choice	Brevard	Pro Forma Adjustments to Reflect
	Healthcare	Orthopaedic	The Variable Interest Entity of		Balance Sheet
	Solutions,	Spine & Pain	Brevard Orthopaedic Spine &		Consolidated
	Inc.	Clinic, Inc.	Pain Clinic, Inc.		Pro Forma
	March 31,	March 31,	As Of January 1, 2014		March 31,
	2015	2015	Dr	Cr	2015

ASSETS

Current assets
Cash	$112,794	$665,679			$778,473
Cash-restricted	384,737	-			384,737
Accounts receivable	2,252,053	1,707,375			3,959,428
Prepaid and other current assets	127,221	430,162			557,383
Capitalized financing costs, current portion	68,370	4,281			72,651
Total current assets	2,945,175	2,807,497			5,752,672

Property, plant and equipment, net of accumulated depreciation of $2,602,845 and $1,161,876	8,171,848	14,482			8,186,330

Other assets
Capitalized financing costs, long term portion	17,089	-			17,089
Investment in Affiliate	-	23,960			23,960
Patient list, net of accumulated amortization of
$60,000 and $55,000	240,000	-			240,000
Patents, net of amortization of $23,875 and $19,100	262,625	-			262,625
Deposits	2,571	-			2,571
Total other assets	522,285	23,960			546,244

Total assets	$11,639,308	$2,845,939			$14,485,247

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Accounts payable and accrued expenses	$1,360,890	$820,722			$2,181,612
Stock based payable	220,000	-			220,000
Advances	298,000	-			298,000
Deferred rent, current portion	-	178,125			178,125
Line of credit, short term	1,377,000	532,326			1,909,326
Convertible note payable, short term portion	2,192,099	-			2,192,099
Notes payable, current portion	684,904	97,830			819,076
Unearned revenue	51,639	-			51,639
Total current liabilities	6,184,532	1,629,002			7,849,877

Long term debt:
Deposits held	72,901	-			72,901
Deferred rent	-	1,370,916			1,370,916
Notes payable, long term portion	8,034,369	345,155			8,343,182
Total long term debt	8,107,270	1,716,071			9,786,999

Total liabilities	14,291,802	3,345,074			17,636,876

Stockholders' deficit
Preferred stock, $0.01 par value; 1,000,000 shares authorized, Nil issued and outstanding	-	-			-
Common stock, $0.001 par value; 100,000,000 shares authorized, 18,432,055 and 17,951,055 shares issued and outstanding as of March 31, 2015 and December 31, 2014, respectively	18,432	-			18,432
Common stock, $0.01 par value; 10,000 shares authorized, issued and outstanding		100			100
Additional paid in capital	13,151,461	461,873			13,613,334
Accumulated deficit	(15,822,387)	(961,108)			(16,783,495)
Total stockholders' deficit	(2,652,494)	(499,135)			(3,151,628)

Total liabilities and stockholders' deficit	$11,639,308	$2,845,939			$14,485,247

See the accompanying notes to these unaudited condensed consolidated pro forma financial statements

2

FIRST CHOICE HEALTHCARE SOLUTIONS, INC

CONDENSED CONSOLIDATED PRO FORMA UNAUDITED STATEMENTS OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2015

	First Choice	Brevard
	Healthcare	Orthopaedic	Pro Forma Adjustments to Reflect
	Solutions,	Spine & Pain	The Variable Interest Entity of		Consolidated
	Inc.	Clinic, Inc.	Brevard Orthopaedic Spine &		Pro Forma
	3 Months Ended	3 Months Ended	Pain Clinic, Inc.		3 Months Ended
	March 31,	March 31,	As Of January 1, 2014		March 31,
	2015	2015	Dr	Cr	2015

Revenues:
Patient Service Revenue	$2,285,288	$2,626,343			$4,911,631
Provision for bad debts	(45,224)	(9,390)			(54,614)
Net patient service revenue less provision for bad debts	2,240,064	2,616,953			4,857,017
Rental Revenue	265,103	257,945			$523,048
Total Revenue	2,505,167	2,874,898			5,380,064

Operating expenses:
Salaries & Benefits	946,120	1,752,554			2,698,674
Other Operating expenses	451,485	-			451,485
General & Administrative	553,284	1,428,743			1,982,027
Depreciation and amortization	140,509	27,248			167,757
Total operating expenses	2,091,398	3,208,545			5,299,943

Net income from operations	413,769	(333,647)			80,121

Other income (expense):
Miscellaneous income	750	72,977			73,727
Amortization Financing costs	(20,686)	(988)			(21,674)
Interest expense, net	(363,144)	(7,894)			(371,038)
Total other expense	(383,080)	64,095			(318,985)

Net income (loss) before provision for income taxes	30,689	(269,552)			(238,864)

Income taxes (benefit)	-	-			-

NET INCOME (LOSS)	$30,689	$(269,552)			$(238,864)

Net Income (loss) per common share, basic	$0.00	$(26.96)			$(0.01)

Net Income (loss) per common share, diluted	$0.00	$(26.96)			$(0.01)

Weighted average number of common shares outstanding, basic	18,062,466	10,000			18,072,466

Weighted average number of common shares outstanding, diluted	22,090,565	10,000			22,100,565

See the accompanying notes to these unaudited condensed consolidated pro forma financial statements

3

FIRST CHOICE HEALTHCARE SOLUTIONS, INC

CONDENSED CONSOLIDATED PRO FORMA UNAUDITED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2014

	First Choice	Brevard
	Healthcare	Orthopaedic	Pro Forma Adjustments to Reflect
	Solutions,	Spine & Pain	The Variable Interest Entity of		Consolidated
	Inc.	Clinic, Inc.	Brevard Orthopaedic Spine &		Pro Forma
	Year Ended	Year Ended	Pain Clinic, Inc.		Year Ended
	December 31,	December 31,	As Of January 1, 2014		December 31,
	2014	2014	Dr	Cr	2014

Revenues:
Patient Service Revenue	$7,966,385	$12,988,269			$20,954,654
Provision for bad debts	(912,782)	(37,561)			(950,343)
Net patient service revenue less provision for bad debts	7,053,603	12,950,708			20,004,311
Rental Revenue	1,048,999	1,069,734			2,118,733
Total Revenue	8,102,602	14,020,442			22,123,044

Operating expenses:
Salaries & Benefits	4,761,573	8,053,348			12,814,921
Other Operating expenses	1,897,780	-			1,897,780
General & Administrative	2,434,259	6,143,605			8,577,864
Impairment of investment	-	-			-
Depreciation and amortization	552,084	108,873			660,957
Total operating expenses	9,645,696	14,305,826			23,951,522

Net (loss) income from operations	(1,543,094)	(285,384)			(1,828,478)

Other income (expense):
Miscellaneous income	3,000	-			3,000
Other expenses	-	(63,306)			(63,306)
Amortization Financing costs	(82,744)	(3,952)			(86,696)
Interest expense, net	(866,701)	(26,904)			(893,605)
Total other expense	(946,445)	(94,162)			(1,040,607)

Net loss before provision for income taxes	(2,489,539)	(379,546)			(2,869,085)

Income taxes (benefit)	-	-			-

NET LOSS	$(2,489,539)	$(379,546)			$(2,869,085)

Net loss per common share, basic and diluted	$(0.14)	$(37.95)			$(38.09)

Weighted average number of common shares outstanding, basic and diluted	17,249,921	10,000			17,259,921

See the accompanying notes to these unaudited condensed consolidated pro forma financial statements

4

BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 1 –DESCRIPTION OF BUSINESS

Brevard Orthopaedic, Spine & Pain Clinic, Inc. (“the Company”, “BOSPC”, “we”, “our”, or “us”) is a Florida corporation formed March 19, 1996 for the purpose of organizing and establishing a multi-specialty medical group including orthopedics (both operative and non-operative), sports medicine and pain management.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the presentation of the accompanying unaudited condensed financial statements follows:

General

The (a) The unaudited condensed combined pro forma balance sheet gives effect to the acquisition as if the Agreement had taken place on March 31, 2015 and combines BOSPC’s unaudited condensed balance sheet as of March 31, 2015 with FCHS’s condensed balance sheet as of March 31, 2015. (b) The unaudited condensed combined pro forma balance sheet gives effect to the acquisition as if the Agreement had taken place on March 31, 2015 and combines BOSPC’s unaudited condensed balance sheet as of March 31, 2015 with FCHS’s condensed balance sheet as of March 31, 2015 of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial information and the instructions to Form 10-Q and Rule 8-03 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

Use of estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the useful life of fixed assets.

Revenue recognition

The Company recognizes revenue in accordance with Accounting Standards Codification subtopic 605-10, Revenue Recognition (“ASC 605-10”) which requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded.

ASC 605-10 incorporates Accounting Standards Codification subtopic 605-25, Multiple-Element Arraignments (“ASC 605-25”). ASC 605-25 addresses accounting for arrangements that may involve the delivery or performance of multiple products, services and/or rights to use assets. The effect of implementing 605-25 on the Company's financial position and results of operations was not significant.

5

BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (continued)

VIE Consolidation

ASC 810 provides guidance on the accounting for variable interest entities under US GAAP. Based on management’s interpretation of the six requirements of Accounting Standards Codification subtopic 810-15-22, the Company meets the definition of the primary beneficiary with control, without a majority equity interest, for consolidation of the Company’s financial position and operations with the financial position of TBC Holdings.

Property and Equipment

Property and equipment are stated at cost. When retired or otherwise disposed, the related carrying value and accumulated depreciation are removed from the respective accounts and the net difference less any amount realized from disposition, is reflected in earnings. For financial statement purposes, property and equipment are recorded at cost and depreciated using the straight-line method over their estimated useful lives of 5 to 15 years.

Cash

The Company considers cash to consist of cash on hand and temporary investments having an original maturity of 90 days or less that are readily convertible into cash.

Fair value of financial instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of March 31, 2015 and December 31, 2014. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, accounts payable line of credit and advances. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Going Concern Uncertainties

The accompanying unaudited condensed consolidated pro forma financial statements have been prepared on a going concern basis, which contemplates realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying unaudited condensed consolidated pro forma financial statement, the Company has accumulated a deficit of $16,783,495 as of March 31, 2015. The ability of the Company to continue as a going concern is in doubt and dependent upon achieving a profitable level of operations or on the ability of the Company to obtain necessary financing to fund operations. Management believes that its current and future plans enable it to continue as a going concern for the next twelve months.

6

BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (continued)

To meet these objectives, the Company continues to seek other sources of financing in order to support existing operations and expand the range and scope of its business. However there are no assurances that any such financing can be obtained on acceptable terms and timely manner, if at all. The failure to obtain the necessary working capital would have a material and adverse effect on the business prospects and, depending upon the shortfall, the Company may have to curtail or cease its operations.

The accompanying unaudited condensed consolidated pro forma financial statements do not include any adjustment to the recorded assets or liabilities that might be necessary should the Company have to curtail operations or cease to continue to exist.

Recent accounting pronouncements

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company’s condensed financial position, results of operations or cash flows.

NOTE 3 — LIQUIDITY

As of March 31, 2015, the Company's working capital deficit was $2,097,205. The Company’s owners have entered into an operating and control agreement giving TBC of Melbourne Holdings Inc. TBC Holdings) a, wholly owned subsidiary of First Choice Healthcare Solutions, Inc. (FCHS), a controlling variable interest in the Company. On May 5, 2015 the operating agreement was executed but made effective May 1, 2015.

NOTE 4 – PROPERTY AND EQUIPMENT

Property plant and equipment, at March 31, 2015, was $8,186,330 net of accumulated depreciation of $3,764,721.

During the three months ended March 31, 2015, $167,757 was charge to operations depreciation expense.

7

BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

NOTE 5 – OWNERS’ EQUITY

The Company’s membership interest as of May 1, 2015 was owned by Dr. Richard Hynes (39%), Dr. Devin K. Datta (37%) and Dr. Lily Voepel (24%).

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Operating and Control Agreement for the controlling variable interest in the Company.

On May 1, 2015 the Company’s members entered into an operating and control agreement with TBC Holdings giving TBC Holdings a controlling variable interest in the Company.

Within ninety (90) days prior to the expiration of the initial term of this Agreement (the "Option Period"), the Manager shall have the right to exercise the option (the "Option") to extend the term of this Agreement for an additional eight (8) years and four (4) months or until December 31, 2023, on the same terms and conditions as contained in this Agreement. The Manager will provide the Practice with written notice of its intention to exercise the Option by delivering written notice thereof to the Practice within the Option Period.

NOTE 7 – SUBSEQUENT EVENTS

In accordance with FASB ASC 855 “Subsequent Events”, the Company has evaluated subsequent events through the date the financial statements are available to be issued, March 31, 2015.

Change in Members

Subsequent to the closing of the Operating and Control Agreement with TBC Holdings, Dr. Voepel terminated her relationship with the Company.

8